UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:      February 4, 2017

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Horace Mann Educators Corporation (the “Company”) under Items 5.02 and 9.01 on January 30, 2017 (the “Original 8-K”). Amendment No. 1 is being filed to update certain of the information included in the Original 8-K.

Item 5.02:     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Vice President and Chief Financial Officer, Dwayne D. Hallman, passed away on February 3, 2017 following a brief hospitalization. As disclosed in the Original 8-K, the Company announced Mr. Hallman was on medical leave following a severe medical incident, and that Bret A. Conklin was named as acting Chief Financial Officer.

Mr. Hallman was a remarkable leader and individual, and will be missed by the entire, extended Horace Mann family. A copy of the press release reporting the foregoing is attached as exhibit 99.1 to this Amendment No. 1 to the Current Report on Form 8-K.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits.
99.1	Press release dated February 4, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

	By:	/s/ Donald M. Carley
Name: Donald M. Carley
Title: Senior Vice President, General Counsel and Corporate Secretary

Date: February 4, 2017

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